Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Techprecision Corporation (the "Company") for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
G. Reindl, the Chief Executive Officer, and I, Mary Desmond, the Chief Financial Officer, of the Company, do hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 17, 2006
                                          /s/ James G. Reindl
                                          --------------------------------------
                                          James G. Reindl
                                          Chief Executive Officer

                                          /s/ Mary Desmond
                                          --------------------------------------
                                          Mary Desmond
                                          Chief Financial Officer